                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          December 30, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                   CYBERTEL, COMMUNICATIONS CORP.
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                 0-26913             86-0862532
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                     4275 Executive Square, Suite 510
                        La Jolla, California 92037
                 (Address of Principal Executive Offices)

                              (858) 646-7410
                       Registrant's Telephone Number

Item 2.  Acquisition or Disposition of Assets.

          (i) On December 30, 1999, Cybertel, Communications Corp. (the "Registrant" or "Cybertel") entered into a Reorganization Agreement (the Telenomics Agreement") with Telenomics, Inc., a California corporation ("Telenomics"), and all of the stockholders of Telenomics (the "Telenomics Stockholders") whereby Cybertel issued 600,000 shares of "restricted securities" (common stock) to the Telenomics Stockholders in consideration of the exchange of 100% of the outstanding voting securities of Telenomics. These shares amounted to approximately 9.4% of the post-Telenomics Agreement outstanding voting securities of Cybertel, taking into account the securities of Cybertel issued as outlined in subparagraph (ii) of this Item 2 below. Telenomics became a wholly-owned subsidiary of Cybertel on the closing of the Telenomics Agreement. A copy of the Telenomics Agreement, with exhibits, is attached hereto and incorporated herein by reference. See Item 7.

          Telenomics is a Hewlett Packard Channel Partner, providing telephone accounting and management software solutions on the HP servers since 1983. It is also a Hewlett Packard equipment reseller of the HP/9000, HP/3000 and HP workstations through a value added national authorized reseller license with Hewlett Packard with a best in class status.

          The PWARE software products manufactured and distributed by Telenomics and its authorized resellers are designed to reside on the Hewlett Packard servers in an open environment, enabling easy interface to existing legacy modules on the server, such as financial, human resources and other applications. PWARE is also designed to reduce dependency on the software vendors and replace the standalone PC call accounting system sold through the telephone vendors. PWARE is a multi-user system with both an unlimited terminals based server and a per-seat MS Windows Client Server based front end.

          Property, plant and equipment acquired included computer and office furniture with a book value of approximately $70,000. The only other asset of Telenomics was its software code for its call accounting software; the development expenses of this software have been deducted as an expense and are not reflected on its balance sheet.

          (ii) Also, on December 30, 1999, Cybertel entered into an Agreement and Plan of Reorganization (the "Like Dat Music Agreement") with T. J. Knowles, the sole stockholder of Like Dat Music, Inc., a California corporation (the "Like Dat Music Stockholder" and "Like Dat Music, respectively), whereby Cybertel issued 100,000 shares of "restricted securities" (common stock) to Mr. Knowles in consideration of the exchange of 100% of the outstanding voting securities of Like Dat Music. These shares amounted to approximately 1.6% of the post-Like Dat Music Agreement outstanding voting securities of Cybertel, taking into account the securities of Cybertel issued as outlined in subparagraph (ii) of this Item 2 above. Like Dat Music became a wholly-owned subsidiary of Cybertel on the closing of the Like Dat Music Agreement. A copy of the Like Dat Music Agreement, with exhibits, is attached hereto and incorporated herein by reference. See
Item 7.

          Like Dat Music is an established and award-winning commercial music and sound design (digitally layered sound effects) company which creates and produces original music for sale and/or license to the advertising, corporate, broadcast and film industries. Its products and services are utilized in television and radio commercials, television network and cable promotions, corporate industrial and trade films and shows, feature film trailers (previews) and motion pictures, television programming, and in Internet-related applications such as on-site kiosks and web sites. It also provides specialized digital sound recording services as well as innovative consumer music products for sale, private labeling and license.

          Like Dat Music had virtually no tangible assets, except its copyright music. The development expenses of these assets have also been deducted as an expense, and there is no carrying value for these assets on its balance sheet.

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

          Audited financial statements of Telenomics and Like Dat Music are currently being prepared, and will be filed with the Securities and Exchange Commission as an amendment to this Report on or about February 15, 2000.

      (b) Pro Forma Financial Information.

          Pro Forma financial statements, taking into account the completion of the Telenomics Agreement and the Like Dat Music Agreement, are being prepared and will be filed with the Securities and Exchange Commission on or before February 15, 2000.

      (c) Exhibits.

            10.1        Agreement and Plan of Reorganization.
                             Exhibit A-Stockholders of Like Dat Music.
                             Exhibit B-Cybertel Financial Statements.*
                             Exhibit C-Exceptions.
                             Exhibit D-Like Dat Music Financial Statements. Exhibit E-Exceptions.
                             Exhibit F-Investment Letter.
                             Exhibit G-Cybertel Compliance Certificate.
                             Exhibit H-Like Dat Music Compliance
                                       Certificate.


            10.2        Reorganization Agreement.
                             Schedule A-Telenomics Stockholder.
                             Schedule of Debt and Equity Holders.
                             Schedule B-Conflicts or Contract Defaults.
                             Schedule C-Subsidiaries and Prior Dealings.
                             Schedule D-List of Assets.
                             Schedule E-Exceptions to Titles.
                             Schedule F-Material Change to Financials.
                             Schedule G-Permits, Franchises and Licenses.
                             Schedule H-Contracts Affecting Assets.
                             Schedule I-Contracts Requiring Future
                                        Performance.
                             Schedule J-Disposition of Assets.
                             Schedule K-Insurance.
                             Schedule l-Employee Pensions and Sick Leave
                                        Policies.
                             Schedule M-Litigation.
                             Schedule N-Cybertel Subsidiaries.
                             Schedule O-Cybertel Securities and Exchange
                                        Commission Filings.
                             Schedule P-Cybertel Disclosure Documents.
                             Exhibit 1-Telenomics Financial Statements.
                             Exhibit 2-Investment Letter.
                             Exhibit 3-Cybertel Financial Statements.*
                             Exhibit 4-Shareholders Agreement.
                             Exhibit 5-Finders.
                             Exhibit 6-Telenomics Promissory Note

                    * Incorporated by reference from the filings of the Securities and Exchange Commission, in Cybertel's 10-SB Registration Statement, as amended, and it 10-QSB Quarterly Report for the quarter ended September 30, 1999.

            99.1        Press Release dated January 4, 2000.

            99.2        Press Release dated January 6, 2000.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CYBERTEL, COMMUNICATIONS CORP.



Date: 1/14/2000                  By:/s/Richard D. Mangiarelli
     --------------                 -------------------------------------
                                    Richard D. Mangiarelli
                                    CEO, President and Director